UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. __ )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Microsoft Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

MICROSOFT CORPORATION

BROKER LOGO HERE

Return Address Line 1

Return Address Line 2

Return Address Line 3

51 MERCEDES WAY

EDGEWOOD NY 11717

Investor Address Line 1

Investor Address Line 2

Investor Address Line 3

Investor Address Line 4

Investor Address Line 5

John Sample

1234 ANYWHERE STREET

ANY CITY, ON A1A 1A1

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0000030002_1 R2.09.05.010

Meeting Information

Meeting Type: Annual Meeting

For holders as of: September 04, 2009

Date: November 19, 2009 Time: 8:00 AM PST

Location: Meydenbauer Center

11100 NE 6th Street

Bellevue, WA 98004

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Notice & Proxy Statement

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 05, 2009 to facilitate timely delivery.

How To Vote

Please Choose One of The Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

0000030002_2 R2.09.05.010

Internal Use Only

Voting items

The Board of Directors recommends you vote FOR the following proposal(s):

1. Election of Directors

Nominees

1 William H. Gates III

2 Steven A. Ballmer

3 Dina Dublon

4 Raymond V. Gilmartin

5 Reed Hastings

6 Maria Klawe

7 David F. Marquardt

8 Charles H. Noski

9 Helmut Panke

The Board of Directors recommends you vote FOR the following proposal(s):

10 Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Auditor

11 To Approve Amendments to Amended and Restated Articles of Incorporation

12 Advisory Vote on Executive Compensation

The Board of Directors recommends you vote AGAINST the following proposal(s):

13 Shareholder Proposal - Adoption of Healthcare Reform Principles

14 Shareholder Proposal - Disclosure of Charitable Contributions

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0000030002_3 R2.09.05.010

Voting items Continued

Reserved for Broadridge Internal Control Information

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

0000030002_4 R2.09.05.010

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MICROSOFT CORPORATION ANNUAL MEETING TO BE HELD ON 11/19/09 AT 08:00 A.M. PST
FOR HOLDERS AS OF 09/04/09 * ISSUER CONFIRMATION COPY - INFO ONLY *

4 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

594918104

DIRECTORS

PROPOSAL(S)

	Proposal	DIRECTORS RECOMMEND		FOR	AGAINST	ABSTAIN
1	- ELECTION OF DIRECTOR: WILLIAM H. GATES III ---------->>>	FOR --->>> 0010113	1	X	X	X
2	- ELECTION OF DIRECTOR: STEVEN A. BALLMER ---------->>>	FOR --->>> 0010113	2	X	X	X
3	- ELECTION OF DIRECTOR: DINA DUBLON ---------->>>	FOR --->>> 0010113	3	X	X	X
4	- ELECTION OF DIRECTOR: RAYMOND V. GILMARTIN ---------->>>	FOR --->>> 0010113	4	X	X	X
5	- ELECTION OF DIRECTOR: REED HASTINGS ---------->>>	FOR --->>> 0010113	5	X	X	X
6	- ELECTION OF DIRECTOR: MARIA KLAWE ---------->>>	FOR --->>> 0010113	6	X	X	X
7	- ELECTION OF DIRECTOR: DAVID F. MARQUARDT ---------->>>	FOR --->>> 0010113	7	X	X	X
8	- ELECTION OF DIRECTOR: CHARLES H. NOSKI ---------->>>	FOR --->>> 0010113	8	X	X	X
9	- ELECTION OF DIRECTOR: HELMUT PANKE ---------->>>	FOR --->>> 0010113	9	X	X	X
10	*- RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITOR ----->>>	FOR --->>> 0031601	10	X	X	X
11	- TO APPROVE AMENDMENTS TO AMENDED AND RESTATED ARTICLES OF INCORPORATION --------->>>	FOR --->>> 0029900	11	X	X	X
12	- ADVISORY VOTE ON EXECUTIVE COMPENSATION ---------->>>	FOR --->>> 0010200	12	X	X	X
13	*- SHAREHOLDER PROPOSAL - ADOPTION OF HEALTHCARE REFORM PRINCIPLES --->>>	AGAINST --->>> 0060700	13	X	X	X
14	*- SHAREHOLDER PROPOSAL - DISCLOSURE OF CHARITABLE CONTRIBUTIONS ----->>>	AGAINST --->>> 0060212	14	X	X	X

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF

DO NOT USE

VIF01H

FOLD AND DETACH HERE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 11/19/09 FOR MICROSOFT CORPORATION
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** I **
- PROXY STATEMENT - ANNUAL REPORT

2 -I -S

DIRECTORS
(MARK "X" FOR ONLY ONE BOX)

X THIS SPACE INTENTIONALLY LEFT BLANK
X PLEASE INDICATE YOUR VOTING
X INSTRUCTIONS FOR EACH PROPOSAL

USE NUMBER ONLY

PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN "X" IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK X

SEE VOTING INSTRUCTION NO. 2 ON REVERSE

A/C:

594918104

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING X

Broadridge™

51 MERCEDES WAY
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MICROSOFT CORPORATION
ATTN: DENNIE KIMBROUGH
ONE MICROSOFT WAY
REDMOND, WA 98052-6399

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Proxy Services

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Please ensure you fold then detach and retain this portion of the Voting Instruction Form

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VOTING INSTRUCTIONS

TO OUR CLIENTS:

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. ONLY WE AS THE HOLDER OF RECORD CAN VOTE SUCH SECURITIES. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM YOUR SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM. FOR MARGIN ACCOUNTS, IN THE EVENT YOUR SECURITIES HAVE BEEN LOANED OVER RECORD DATE, THE NUMBER OF SHARES WE VOTE ON YOUR BEHALF HAS BEEN OR CAN BE ADJUSTED DOWNWARD.

INSTRUCTION 1

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY MAY BE GIVEN AT DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE: ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE’ IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON THESE MATTER(S). WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SHARES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

INSTRUCTION 2

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT FOR THIS MEETING UNDER THE RULES OF THE NYSE, WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC INSTRUCTIONS. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY FOR ONE OR MORE OF THE MATTERS MAY BE GIVEN AT THE DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING, ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY FOR ONE OR MORE OF THE MATTERS, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN ON THOSE MATTERS, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

IF YOUR SECURITIES ARE HELD IN THE NAME OF A BANK, WE REQUIRE YOUR INSTRUCTIONS ON ALL MATTERS TO BE VOTED ON AT THE MEETING.

INSTRUCTION 3

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS. PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

INSTRUCTION 4

WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED.

ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS OF YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTER(S) TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

Important Notice of Availability of Proxy Materials for Annual Meeting of Shareholders of

Microsoft

To be held on:

November 19, 2009 at 8:00 a.m.

Meydenbauer Center, 11100 NE 6th Street, Bellevue, WA, 98004

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 11/05/09.

TO VIEW PROXY MATERIALS ONLINE: Please visit http://www.amstock.com/ProxyServices/Microsoft, where the following materials are available for view:

Notice of Annual Meeting of Shareholders

Proxy Statement

Form of Electronic Proxy Card

Annual Report

TO REQUEST PAPER OR ELECTRONIC PROXY MATERIALS: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)

E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/ProxyServices/RequestMaterialMicrosoft

TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit http://www.amstock.com/ProxyServices/Microsoft to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

Election of directors (The Board recommends a vote FOR each of the following nominees):

NOMINEES:

1. William H. Gates III

2. Steven A. Ballmer

3. Dina Dublon

4. Raymond V. Gilmartin

5. Reed Hastings

6. Maria Klawe

7. David F. Marquardt

8. Charles H. Noski

9. Helmut Panke

10. Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Auditor (The Board recommends a vote FOR this proposal)

11. To Approve Amendments to Amended and Restated Articles of Incorporation (The Board recommends a vote FOR this proposal)

12. Advisory Vote on Executive Compensation (The Board recommends a vote FOR this proposal)

13. Shareholder Proposal - Adoption of Health Care Reform Principles (The Board recommends a vote AGAINST this proposal)

14. Shareholder Proposal - Disclosure of Charitable Contributions (The Board recommends a vote AGAINST this proposal)

Please note that you cannot use this notice to vote by mail.